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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 15, 2007
                                                          ---------------

                          CONTINAN COMMUNICATIONS, INC.
                          -----------------------------
               (Exact Name of Company as Specified in Its Charter)

          Nevada                        0-49648                   73-1554122
          ------                        -------                   ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

11601 Wilshire Boulevard, Suite 2030, Los Angeles, California        90025
-------------------------------------------------------------        -----
        (Address of Principal Executive Offices)                   (Zip Code)

         Company's telephone number, including area code: (310) 439-3119
                                                          --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

            Effective on June 15, 2007, Ross A. Nordin resigned as treasurer and chief financial officer of the Company.


ITEM 8.01 OTHER EVENTS.

         The number of outstanding shares of common stock of the Company on June 21, 2007 was 27,960,000 shares.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                CONTINAN COMMUNICATIONS, INC.



Dated: June 22, 2007                            By: /s/ Helene Legendre
                                                    ----------------------------
                                                Helene Legendre,
                                                Executive Vice President




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